PROPERTY AND EQUIPMENT (Tables)	3 Months Ended
Mar. 31, 2026
Property, Plant, and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment, net consisted of the following (in thousands):

	As of
	March 31, 2026	December 31, 2025
Computer hardware and software	$4,339	$4,137
Furniture, fixture, and equipment	62	42
Total property and equipment	4,401	4,179
Less: accumulated depreciation	(1,950)	(1,724)
Property and equipment, net	$2,451	$2,455